LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED SEPTEMBER 11, 2020

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED MARCH 1, 2020 OF

CLEARBRIDGE VALUE TRUST (the “Fund”)

The following information supplements and supersedes the information contained in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective September 11, 2020, the Fund will no longer use the S&P 500 Index as its benchmark. The Fund will continue to compare its performance to the Russell 1000 Value Index, which will serve as the Fund’s only benchmark.

Please retain this supplement for future reference.

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